REPUBLIC
U.S. GOVERNMENT
MONEY MARKET FUND

REPUBLIC
NEW YORK TAX-FREE
MONEY MARKET FUND

PROSPECTUS
FEBRUARY 1, 1998

[LOGO]
REPUBLIC
FAMILY OF FUNDS

REPUBLIC FUNDS:
U.S. GOVERNMENT MONEY MARKET FUND
NEW YORK TAX-FREE MONEY MARKET FUND
3435 STELZER ROAD, COLUMBUS, OHIO 43219-3035
--------------------------------------------------------------------------------
ACCOUNT AND GENERAL INFORMATION: (888) 525-5757 (TOLL FREE)

  The Republic Funds (the "Trust") is an open-end investment management company (a mutual fund) that currently offers a selection of seven portfolios, each of which has different and distinct investment objectives and policies. This prospectus describes two investment portfolios offered by the Trust (collectively, the "Money Market Funds" or the "Funds"):

                  REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND
                 REPUBLIC NEW YORK TAX-FREE MONEY MARKET FUND

  An investor who is not purchasing directly from the Distributor should obtain from his securities broker, if applicable, or Shareholder Servicing Agent, and should read in conjunction with this Prospectus, the materials provided by the securities broker or Shareholder Servicing Agent describing the procedures under which shares of the Funds may be purchased and redeemed through such securities broker or Shareholder Servicing Agent.

  This Prospectus sets forth concisely the information concerning the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information, dated February 1, 1998, with respect to each Fund, containing additional and more detailed information about the Funds, each of which is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of a Statement of Additional Information without charge by contacting the Distributor or his Shareholder Servicing Agent (see back cover for addresses and phone numbers).

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  BECAUSE THE NEW YORK TAX-FREE MONEY MARKET FUND WILL CONCENTRATE ITS INVESTMENTS IN NEW YORK AND MAY CONCENTRATE A SIGNIFICANT PORTION OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THIS FUND MAY POSE INVESTMENT RISKS GREATER THAN THOSE PRESENTED BY A MORE BROADLY DIVERSIFIED PORTFOLIO.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1998

  Republic National Bank of New York ("Republic" or the "Adviser") continuously manages the investment portfolio of each Fund. The Trust offers three classes of shares of each Fund, Class A shares (formerly designated Class C shares) (the "Investor Shares") Class B shares (the "Class B Shares") and Class Y shares (the "Adviser Shares"); (the Investor Shares, Class B Shares and Adviser Shares are collectively, the "Shares"). Investor Shares are offered to the public, to customers of Shareholder Servicing Agents and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Adviser Shares are being offered only to customers of Shareholder Servicing Agents. Class B Shares of the Money Market Funds are not offered for sale but are only offered as an exchange option for Class B shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares for Class B Shares of the Money Market Funds.

  Investor Shares and Adviser Shares of each Fund are continuously offered for sale at net asset value with no front-end sales charge by BISYS Fund Services ("BISYS" or the "Distributor") to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). At present, the only Shareholder Servicing Agents for Adviser Shares of the Funds are Republic and its affiliates. Investor Shares of each Fund are also continuously offered for sale at net asset value with no front-end sales charge by BISYS directly to the public and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares of the Fund are not sold but are only offered as an exchange option for Class B shareholders of the Trust's other investment portfolios. Although Class B Shares of the Money Market Funds are not subject to a sales charge when a shareholder exchanges Class B shares of another Trust portfolio for Class B Shares of the Money Market Funds, they may be subject to a contingent deferred sales charge ("CDSC") when redeemed.

                                  HIGHLIGHTS

THE FUNDS                                                               PAGE 1
  Republic U.S. Government Money Market Fund and Republic New York Tax-Free Money Market Fund (the "Funds") are separate series (portfolios) of the Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987. The Trust currently consists of seven funds, each of which has different and distinct investment objectives and policies.

INVESTMENT OBJECTIVES AND POLICIES                                     PAGE 11
  The investment objective of the U.S. Government Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the U.S. Government Money Market Fund by investing the assets of the Fund in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities of 397 days or less, and repurchase agreements with respect to such obligations.

  The investment objective of the New York Tax-Free Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the New York Tax-Free Money Market Fund by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, fixed rate and variable rate tax-exempt money market instruments with maturities of 397 days or less, including obligations issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations.

  A Fund's performance per share will change daily based on many factors, including interest rate levels, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions. It is expected that the Funds will maintain a net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In addition, because the New York Tax-Free Money Market Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer, an investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. There is no assurance that any Fund will achieve its investment objective. See "Investment Objectives and Policies."

MANAGEMENT OF THE TRUST                                                PAGE 19
  Republic National Bank of New York ("Republic" or the "Adviser") acts as investment adviser to the Funds. For its services, the Adviser receives from the U.S. Government Money Market Fund a fee at the annual rate of 0.20% of the Fund's average daily net assets and from the New York Tax-Free Money Market Fund a fee at the annual rate of 0.15% of the Fund's daily net assets.

  BISYS Fund Services ("BISYS" or the "Sponsor") acts as administrator and sponsor of each of the Funds. The Sponsor provides certain management and administrative services to each of the Funds for which it receives from the U.S. Government Money Market Fund a fee at the annual rate of 0.10% of the Fund's average daily net assets and from the New York Tax-Free Money Market Fund a fee at the annual rate of 0.10% of the Fund's average daily net assets.

  The Trust has also retained BISYS (the "Distributor") to distribute Investor Shares and Class B Shares of each of the Funds pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Investor Shares of the Funds (the "Class A Plan") and the Class B Shares of the Funds (the "Class B Plan" and with the Investor Class Plan, the "Distribution Plans"). Pursuant to the terms of the Distribution Plans, the Distributor is reimbursed from each Fund for marketing costs and payments to other organizations for services rendered in distributing the Investor Shares and Class B Shares. Under the Class A Plan, this fee may not exceed 0.25% of the average daily net assets of each Fund represented by Investor Shares outstanding. Under the Class B Plan, the portion of this fee which may be paid for distribution related activities may not exceed 0.75% of the average daily net assets of each Fund represented by Class B Shares outstanding and is expected to be limited to an amount such that the aggregate fee paid to the Distributor pursuant to the Class B Plan and to the Shareholder Servicing Agents pursuant to the Administrative Services Plan do not exceed, on an annual basis, 1.00% of each Fund's average daily net assets. See "Management of the Trust."

PURCHASES AND REDEMPTIONS                                      PAGES 25 AND 32
  The U.S. Government Money Market Fund is a type of mutual fund commonly referred to as a "money market fund." The New York Tax-Free Money Market Fund is a type of mutual fund commonly referred to as a "triple tax exempt money market fund." The net asset value of each Fund's shares is expected to remain constant at $1.00, although this cannot be assured. See "Determination of Net Asset Value" and "Dividends and Distributions."

  Investor Shares and Adviser Shares of each of the Funds are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). At present, the only Shareholder Servicing Agents for Adviser Shares of the Funds are Republic and its affiliates. Investor Shares of each of the Funds are also continuously offered for sale at net asset value, normally a dollar, with no front-end sales charges by BISYS directly to the public and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares of the Funds are not offered for sale but are only offered as an exchange option for Class B shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares for Class B Shares of the Money Market Funds. Although not subject to a front-end sales charge, Class B Shares may be subject to a CDSC at the time of redemption. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares." For investors who purchase Investor Shares directly from the Distributor or who purchase Adviser Shares of the Funds, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. The Trust offers to buy back (redeem) Shares from shareholders of the Funds at any time at net asset value. See "Purchase of Shares" and "Redemption of Shares." Shares of the U.S. Government Money Market Fund are offered in connection with tax-deferred retirement plans. See "Retirement Plans."

DIVIDENDS AND DISTRIBUTIONS                                            PAGE 35
  The Trust declares all of each Fund's net investment income daily as a dividend to each Fund's shareholders and distributes all such dividends monthly. Any net realized capital gains are distributed at least annually. See "Dividends and Distributions."

                                  FEE TABLE

  The following table provides (i) a summary of expenses relating to purchases and sales of Investor (Class A) Shares, Class B Shares and Adviser Shares of each Fund, and the aggregate annual operating expenses of Investor Shares, Class B Shares and Adviser Shares of each of the Funds, expressed as a percentage of average net assets of each Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in Investor Shares, Class B Shares and Adviser Shares of each of the Funds. Historical information in the expense table regarding investment advisory fees and expenses has been restated to reflect expected fee waivers and expenses for the current fiscal year.

                                             U.S. GOVERNMENT                                     NEW YORK TAX-FREE
                                            MONEY MARKET FUND                                    MONEY MARKET FUND
                          -----------------------------------------------------  --------------------------------------------------
                           INVESTOR SHARES    CLASS B SHARES    ADVISER SHARES   INVESTOR SHARES   CLASS B SHARES   ADVISER SHARES
                          -----------------  ----------------  ----------------  ----------------  ---------------  ---------------
Shareholder Transaction
 Expenses
  Maximum Sales Charge .        None               None              None              None             None             None
  Maximum Contingent
    Deferred Sales
    Charge .............        None              4.00%              None              None             4.00%            None
Annual Fund Operating Expenses
  Investment Advisory
    Fee after waiver* ..        0.15%             0.15%             0.15%             0.10%             0.10%            0.10%
  Distribution Fee (Rule
    12b-1 fee) .........        0.00%             0.75%              None             0.00%             0.75%            None
  Other Expenses .......        0.50%             0.50%             0.25%             0.55%             0.55%            0.30%
                                ----              ----              ----              ----              ----             ----
  -- Shareholder
     Servicing Fee .....        0.25%             0.25%              None             0.25%             0.25%            None
  -- Administrative
     Services Fee ......        0.10%             0.10%             0.10%             0.10%             0.10%            0.10%
  -- Other Operating
     Expenses ..........        0.15%             0.15%             0.15%             0.20%             0.20%            0.20%
Total Fund Operating
 Expenses after expense
 limitation and fee
 waivers** .............        0.65%             1.40%             0.40%             0.65%             1.40%            0.40%
                                ====              ====              ====              ====              ====             ====

------------
 * Investment Advisory Fee is shown net of expected waiver for the current fiscal year. Without such waiver, the fee would be equal on an annual basis to 0.20% of the U.S. Government Money Market Fund's average daily net assets and 0.15% of the New
   York Tax-Free Money Market Fund's average daily net assets.

** Total Fund Operating Expenses are shown net of a voluntary expense limitation and expected fee waivers. Without such voluntary expense limitation and expected fee waivers, the Total Fund Operating Expenses for the Investor Shares, Class B
   Shares and Adviser Shares of the U.S. Government Money Market Fund and the Investor Shares, Class B Shares and Adviser
   Shares of the New York Tax-Free Money Market Fund would be equal on an annual basis to 0.70%, 1.45%, 0.45%, 0.70%, 1.45%, and 0.45%, respectively, of each of the Fund's average daily net assets. There can be no assurance that expenses will be reimbursed or waived in the future.

EXAMPLE
  A shareholder would pay the following expenses on a $1,000 investment in Investor Shares, Class B Shares or Adviser Shares, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                         U.S. GOVERNMENT
                                        MONEY MARKET FUND
           ---------------------------------------------------------------------
                              CLASS B SHARES    CLASS B SHARES
                                  (WITH            (WITHOUT
           INVESTOR SHARES     REDEMPTION)       REDEMPTION)      ADVISER SHARES
           ----------------   --------------    --------------    --------------
1 year ...       $ 7               $ 54              $ 14              $ 4
3 years ..       $21               $ 64              $ 44              $13
5 years ..       $36               $ 77              $ 77              $22
10 years..       $81               $167              $167              $50

                                       NEW YORK TAX-FREE
                                       MONEY MARKET FUND
           ---------------------------------------------------------------------
                              CLASS B SHARES    CLASS B SHARES
                                  (WITH            (WITHOUT
           INVESTOR SHARES     REDEMPTION)       REDEMPTION)      ADVISER SHARES
           ----------------   --------------    --------------    --------------
1 year ...       $ 7               $ 54              $ 14              $ 4
3 years ..       $21               $ 64              $ 44              $13
5 years ..       $36               $ 77              $ 77              $22
10 years..       $81               $167              $167              $50

The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly. For a more detailed discussion of the costs and expenses of investing in the Funds, see "Management of the Trust."

  For Investor Shares and Class B Shares of each of the Funds, the fees paid from the Funds to each Shareholder Servicing Agent are determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by such Shareholder Servicing Agent. Similarly, the fee from the Funds to the Distributor is in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of Shares of the Funds. The aggregate fees paid to Shareholder Servicing Agents pursuant to the Administrative Services Plan and to the Distributor pursuant to the Class B Plan may not exceed 1.00% of the average daily net assets of the Funds represented by Class B Shares outstanding during the period for which payment is being made. Long-term shareholders may pay more than the economic equivalent of the maximum distribution charges permitted by the National Association of Securities Dealers, Inc.

  Some securities brokers, if applicable, and Shareholder Servicing Agents may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or charging their customers a direct fee for their services. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Each Shareholder Servicing Agent and securities broker has agreed to transmit to shareholders who are its customers appropriate written disclosure of any transaction fees that it may charge them directly at least 30 days before the imposition of any such charge.

  THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUNDS; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  The financial data shown below is to assist investors in evaluating the performance of the Investor (Class A) Shares and Adviser Shares since commencement of operations through September 30, 1997 for the U.S. Government Money Market Fund and October 31, 1997 for the New York Tax-Free Money Market Fund. The information for the U.S. Government Money Market Fund and New York Tax-Free Money Market Fund for each of the years or periods ended September 30, 1997 and 1996 and October 31, 1997 and 1996, respectively, in the following schedules has been derived from information audited by KPMG Peat Marwick LLP, independent auditors, whose reports on each Fund's financial statements are incorporated by reference into the Statement of Additional Information from each Fund's Annual Report dated September 30, 1997 for the U.S. Government Money Market Fund and October 31, 1997 for the New York Tax-Free Money Market Fund. The Annual Reports may be obtained without charge upon request. This information should be read in conjunction with the financial statements.

  The information for the Funds for the years or periods ended September 30, 1995 or prior for the U.S. Government Money Market Fund and for the period ended October 31, 1995 for the New York Tax-Free Money Market Fund has been audited by the Funds' former independent auditors who have expressed unqualified opinions thereon.

  Republic became the U.S. Government Money Market Fund's investment adviser effective October 14, 1994. Prior to that time, Republic Asset Management Corporation, an affiliate of Republic, served as the Fund's adviser. Prior to September 1, 1993, M.D. Hirsch Investment Management, Inc., also an affiliate of Republic, was the Fund's investment adviser.

SELECTED DATA FOR AN INVESTOR SHARE AND ADVISER SHARE OF THE
U.S. GOVERNMENT MONEY MARKET FUND OUTSTANDING THROUGHOUT EACH PERIOD:

                                                          INVESTOR SHARES                                      ADVISER SHARES
                         ------------------------------------------------------------------------------  ---------------------------
                                                                                            FOR THE                       FOR THE
                                                                                            PERIOD                        PERIOD
                                                                                          MAY 3, 1990                   JULY 1, 1996
                                                                                         (COMMENCEMENT                   (DATE OF
                                                                                         OF OPERATIONS                    INITIAL
                                            YEARS ENDED SEPTEMBER 30,                         TO          YEAR ENDED    OFFERING) TO
                         ---------------------------------------------------------------  SEPTEMBER 30,   SEPTEMBER    SEPTEMBER 30,
                         1997      1996      1995      1994      1993     1992     1991       1990         30, 1997        1996
                         ----      ----      ----      ----      ----     ----     ----  ---------------   ----------- ------------
Net asset value,
 beginning of period    $ 1.00     $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00     $ 1.00          $ 1.00       $ 1.00
                        ------     ------    ------    ------   ------   ------   ------     ------          ------       ------
Income from investment
 operations:
 Net investment
  income* ..........     0.048      0.049     0.052     0.035    0.027    0.038    0.062      0.032           0.050        0.012
                        ------     ------    ------    ------   ------   ------   ------     ------          ------       ------
  Total income from
   investment
   operations ......     0.048      0.049     0.052     0.035    0.027    0.038    0.062      0.032           0.063        0.012
                        ------     ------    ------    ------   ------   ------   ------     ------          ------       ------

Less distributions:
 Dividends to
  shareholders from
  net investment
  income ...........    (0.048)    (0.049)   (0.052)   (0.035)  (0.027)  (0.038)  (0.062)    (0.032)         (0.050)      (0.012)
                        ------     ------    ------    ------   ------   ------   ------     ------          ------       ------
  Total
    distributions ..    (0.048)    (0.049)   (0.052)   (0.035)  (0.027)  (0.038)  (0.062)    (0.032)         (0.050)      (0.012)
                        ------     ------    ------    ------   ------   ------   ------     ------          ------       ------
Net asset value,
  end of period ....    $ 1.00     $ 1.00    $ 1.00    $ 1.00   $ 1.00   $ 1.00   $ 1.00     $ 1.00          $ 1.00       $ 1.00
                        ======     ======    ======    ======   ======   ======   ======     ======          ======       ======
Total return .......     4.89%      4.98%     5.27%     3.51%    2.70%    3.82%    6.36%      8.03%           5.15%        5.03%(a)
                        ======     ======    ======    ======   ======   ======   ======     ======          ======       ======
Ratios/supplemental
 data:
  Net assets, end of
   period (in 000's)  $505,672   $246,368  $113,218  $100,443  $73,284  $46,499  $55,795    $38,017         $16,180      $ 1,413**
Ratio of expenses to
 average net assets*     0.59%      0.57%     0.58%     0.24%    0.56%    0.70%    0.70%      0.57%           0.33%        0.43%**
Ratio of net
 investment income to
 average net assets*.    4.83%      4.80%     5.17%     3.50%    2.66%    3.76%    5.96%      7.85%           5.06%        4.90%**

----------
  * Reflects a voluntary expense limitation and waivers of fees by affiliated parties of the Funds. If this limitation and these waivers had not been in effect, the annualized ratios of net investment income and expenses to average net assets for the
    Investor Shares for the years ended September 30, 1997, 1996, 1995, 1994, 1993, 1992, and 1991, and for the period from May 3,
    1990 (commencement of operations) to September 30, 1990 would have been 4.68% and 0.71%, 4.62% and 0.75%, 4.97% and 0.78%,
    3.08% and 0.67%, 2.28% and 0.93%, 3.54% and 0.91%, 5.68% and 0.98%, and 7.25% and 0.98%, respectively, and for the Adviser
    Shares for the fiscal year ended September 30, 1997 and for the period from July 1, 1996 (date of initial offering) to
    September 30, 1996 would have been 4.94% and 0.45%, 4.72% and 0.61%, respectively.
 ** Annualized.
(a) Represents total return for Investor Shares for the period from October 1, 1995 to June 30, 1996 plus the total return for the
    Adviser Shares for the period from July 1, 1996 to September 30, 1996.

SELECTED DATA FOR AN INVESTOR SHARE, AND ADVISER
SHARE OF THE NEW YORK TAX-FREE MONEY MARKET
FUND OUTSTANDING THROUGHOUT EACH PERIOD:

                                                          INVESTOR SHARES                                      ADVISER SHARES
                                           ------------------------------------------------------ ----------------------------------
                                                                                 FOR THE PERIOD                     FOR THE PERIOD
                                                                                NOVEMBER 17, 1994                    JULY 1, 1996
                                                                                (COMMENCEMENT OF                    (DATE OF INITIAL
                                              YEAR ENDED         YEAR ENDED      OPERATIONS TO       YEAR ENDED       OFFERING) TO
                                           OCTOBER 31, 1997   OCTOBER 31, 1996  OCTOBER 31, 1995  OCTOBER 31, 1997  OCTOBER 31, 1996
                                           ----------------   ----------------  ----------------  ----------------  ----------------
Net asset value, beginning of period ....      $ 1.00              $ 1.00             $ 1.00           $ 1.00           $ 1.00
                                               ------              ------             ------           ------           ------

Income from investment operations:
 Net investment income* .................       0.030               0.030              0.033            0.032            0.010
 Net realized losses on investment
  operations ............................       0.000***              --                 --             0.000***
                                               ------              ------             ------           ------           ------
  Total income from investment operations       0.030               0.030              0.033            0.032            0.010
                                               ------              ------             ------           ------           ------

Less distributions:
 Dividends to shareholders from net
  investment income .....................      (0.030)             (0.030)            (0.033)          (0.032)          (0.010)
                                               ------              ------             ------           ------           ------
  Total distributions ...................      (0.030)             (0.030)            (0.033)          (0.032)          (0.010)
                                               ------              ------             ------           ------           ------
Net asset value, end of period ..........      $ 1.00              $ 1.00             $ 1.00           $ 1.00           $ 1.00
                                               ======              ======             ======           ======           ======
Total return ............................       3.01%               3.04%              3.31%(a)         3.27%            1.03%(a)
                                               ======              ======             ======           ======           ======

Ratios/supplemental data:
  Net assets, end of period (in 000's) ..    $123,324             $78,594            $52,652           $8,674           $3,714
Ratio of expenses to average net assets*        0.60%               0.54%              0.41%**          0.35%            0.35%**
Ratio of net investment income to
 average net assets* ....................       2.98%               2.97%              3.45%**          3.23%            3.12%**

----------
  * Reflects a voluntary expense limitation and waivers of fees by affiliated parties of the Funds. If this limitation and these waivers had not been in effect, the annualized ratios of net investment income and expenses to average net assets for the
    Investor Shares for the years ended October 31, 1997 and October 31, 1996 and for the period from November 17, 1994
    (commencement of operations) to October 31, 1995 would have been 2.86% and 0.72%, 2.88% and 0.63%, and 3.20% and 0.65%, respectively, and for the Adviser Shares for the year ended October 31, 1997 and for the period from July 1, 1996 (date of initial offering) to October 31, 1996, would have been 3.11% and 0.47%, and 3.02% and 0.45%, respectively.
 ** Annualized.
*** Less than $0.0005 per share.
(a) Not annualized.

                      INVESTMENT OBJECTIVES AND POLICIES

  Purchasing shares of any Fund shall not be considered a complete investment program, but an important segment of a well-diversified program.

INVESTMENT OBJECTIVES
  The investment objective of the U.S. Government Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The investment objective of the New York Tax-Free Money Market Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. There can be no assurance that the investment objectives of the Funds will be achieved. The investment objective of a Fund may be changed without approval by the Fund's shareholders. If there is a change in the investment objective of a Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

INVESTMENT POLICIES
U.S. GOVERNMENT MONEY MARKET FUND
  The Trust seeks to achieve the investment objective of the U.S. Government Money Market Fund by investing at least 65% of the assets of the Fund in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commitments to purchase such obligations, and repurchase agreements collateralized by such obligations. All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are subject to repurchase agreements with recognized securities dealers and banks.

  U.S. Government Securities. The U.S. Government Money Market Fund invests in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the "full faith and credit" of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association, and (iii) obligations of the Student Loan Marketing Association, respectively.

NEW YORK TAX-FREE MONEY MARKET FUND
  The Trust seeks to achieve the investment objective of the New York Tax-Free Money Market Fund by investing the assets of the Fund primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations.") The Trust invests on behalf of the Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

  Although under normal circumstances, the Trust attempts to invest 100%, and does invest at least 65%, of the New York Tax-Free Money Market Fund's assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Trust may purchase on behalf of the Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy, the Trust will invest at least 80% of the Fund's net assets in tax exempt obligations. The Trust may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

  The Trust may invest more than 25% of the New York Tax-Free Money Market Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" below.

  All investments on behalf of the New York Tax-Free Money Market Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

    (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard & Poor's Corporation ("Standard & Poor's") or AAA or AA by Fitch Investors Service, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

    (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of New York issuers.); and

    (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 +, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

  For a general discussion of Municipal Obligations and an explanation of the ratings of Municipal Obligations by Moody's, Standard & Poor's and Fitch, see Appendix A. For a comparison of yields on such Municipal Obligations and taxable securities, see the Taxable Equivalent Yield Tables in Appendix B.

  As a non-diversified investment company, the Trust is not subject to any statutory restriction under the 1940 Act with respect to limiting the investment of the New York Tax-Free Money Market Fund's assets in one or relatively few issuers. Since the Trust may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Trust may also invest 25% or more of the Fund's assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

  Variable Rate Instruments and Participation Interests. Variable rate instruments that the Trust may purchase on behalf of the New York Tax-Free Money Market Fund provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

  Variable rate instruments in which the New York Tax-Free Money Market Fund's assets may be invested include participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the demand or put feature described below. Each participation interest is backed by an insurance policy of an insurance company or by an irrevocable letter of credit or guarantee of, or a right to put to, a bank that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards for the Fund. There is usually the right to sell the participation interest back to the institution or draw on the letter of credit, guarantee or insurance policy after notice (usually seven days), for all or any part of the full principal amount of the Fund's participation in the Municipal Obligation, plus accrued interest. If the notice period is more than seven days, the Municipal Obligation is treated as an obligation that is not readily marketable. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Although participation interests may be sold, the Trust intends to hold them for the Fund until maturity, except under certain specified circumstances. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.

  Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the New York Tax-Free Money Market Fund's yield will decline. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase.

  In view of the possible "concentration" of the New York Tax-Free Money Market Fund in participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee.

  For additional information concerning variable rate instruments and participation interests, see "Investment Objective, Policies and Restrictions -- Variable Rate Instruments and Participation Interests" in the Statement of Additional Information.

  "When-Issued" Municipal Obligations. New issues of Municipal Obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations offered on this basis are each fixed at the time the Trust commits to the purchase for the New York Tax-Free Money Market Fund, although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Trust commits to purchase the "when-issued" or "forward delivery" Municipal Obligation for the Fund and the time delivery and payment are made, the "when-issued" or "forward delivery" Municipal Obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that Municipal Obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" Municipal Obligation is accrued for the Fund until delivery occurs. Although the Trust only makes commitments to purchase "when-issued" or "forward delivery" Municipal Obligations for the Fund with the intention of actually acquiring them, the Trust may sell these obligations before the settlement date if deemed advisable by the Adviser. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that Municipal Obligation. Furthermore, if the Trust sells the "when-issued" or "forward delivery" Municipal Obligation before the settlement date or if the Trust sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

  For additional information concerning "when-issued" or "forward delivery" Municipal Obligations, see "Investment Objective, Policies and Restrictions -- "When-Issued" Municipal Obligations" in the Statement of Additional Information.

  Stand-By Commitments. When the Trust purchases Municipal Obligations on behalf of the New York Tax-Free Money Market Fund it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Trust also reserves the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers on behalf of the Fund. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Trust's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for the Fund with respect to a particular Municipal Obligation held for it.

  The Trust intends to acquire stand-by commitments on behalf of the New York Tax-Free Money Market Fund solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in Municipal Obligations, and to the extent possible New York Municipal Obligations, while preserving the necessary liquidity to purchase Municipal Obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date Municipal Obligations other than those subject to the stand-by commitment.

  The stand-by commitments that the Trust may enter into on behalf of the New York Tax-Free Money Market Fund are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Trust, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

  For additional information concerning stand-by commitments, see "Investment Objective, Policies and Restrictions -- Stand-by Commitments" in the Statement of Additional Information.

  Risk Factors Affecting Investments in New York Municipal Obligations. The Trust intends to invest a high proportion of the New York Tax-Free Money Market Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality Municipal Obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

  New York State and other issuers of New York Municipal Obligations have historically experienced periods of financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further. See "Investment Objective, Policies and Restrictions -- Special Factors Affecting New York" in the Statement of Additional Information.

  Subject to the fundamental policy described on page 11, the Trust is authorized to invest on behalf of the New York Tax-Free Money Market Fund in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above. See the Statement of Additional Information for a description, including specific rating criteria, of such taxable securities.

REPURCHASE AGREEMENTS
  A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to each Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, the Trust might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral on behalf of a Fund. The Trust may enter into repurchase agreements on behalf of the Funds only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures described above which govern the investment of each Fund's assets in repurchase obligations are designed to minimize a Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

GENERAL
  The Trust may, in the future, seek to achieve the investment objective of a Fund by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, a Fund's Investment Advisory Contract would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of a Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

  The investment policies of the Funds as described above may be changed by the Board of Trustees of the Trust without approval by the shareholders of the Funds. Each Fund's Statement of Additional Information includes a further discussion of investment policies and a listing of the specific investment restrictions which govern the investment policies of the Fund, including a restriction that not more than 10% of each Fund's net assets may be invested in securities that are not readily marketable, such as repurchase agreements maturing in more than seven days. Although the Trust currently does not borrow on behalf of the Funds for the purpose of leveraging, these restrictions permit the Trust to borrow money on behalf of each Fund for certain other purposes in amounts up to 33 1/3% of the Fund's net assets (although no securities will be purchased for the Fund at any time at which borrowings exceed 5% of that Fund's total assets taken at market value). These specific investment restrictions, as well as the fundamental policy described above for the New York Tax-Free Money Market Fund, may not be changed without the approval of a Fund's shareholders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made, or assets are so utilized, a later change in percentage resulting from changes in the value of each Fund's portfolio securities is not considered a violation of policy.

                           MANAGEMENT OF THE TRUST

  The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust. The Trustees are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the Statement of Additional Information under the caption "Management of the Trust -- Trustees and Officers."

THE ADVISER
  Republic serves as investment adviser to the Funds. Prior to October 14, 1994, Republic Asset Management Corporation advised the U.S. Government Money Market Fund. The Adviser manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the investments of each Fund pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of a Fund's investments directly with brokers or dealers selected by it in its discretion. The Adviser does not place orders with the Distributor. For its services under the Investment Advisory Contract, the Adviser receives fees, payable monthly, from the U.S. Government Money Market Fund and the New York Tax-Free Money Market Fund at the annual rate of 0.20% and 0.15%, respectively, of each Fund's average daily net assets.

  Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. As of June 30, 1997, Republic was the 16th largest commercial bank in the United States measured by deposits. Republic or an affiliate of Republic serves as investment adviser to the other series of the Trust. Republic currently provides investment advisory services for individuals, trusts, estates and institutions.

  Republic and its affiliates may have deposit, loan and other commercial banking relationships with issuers of obligations purchased for the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. Republic and its affiliates deal, trade and invest for their own accounts in U.S. Government and Municipal obligations and are dealers of various types of U.S. Government and Municipal obligations. Republic and its affiliates may sell U.S. Government and Municipal obligations to, and purchase them from, other investment companies sponsored by BISYS. The Adviser does not invest any U.S. Government Money Market Fund assets in any U.S. Government obligation or any New York Tax-Free Money Market Fund assets in any Municipal Obligations purchased from itself or any affiliate, although under certain circumstances such obligations may be purchased from other members of an underwriting syndicate in which Republic or an affiliate is a non-principal member. This restriction should not limit the amount or type of U.S. Government or Municipal obligations available to be purchased for the Funds. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

  Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Funds will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Funds. If Republic were prohibited from acting as investment adviser to the Funds, it is expected that the Board of Trustees would recommend to shareholders of the Funds approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action. If Republic were prohibited from acting as a Shareholder Servicing Agent for the Funds, the Trust would seek alternative means of providing such services.

  Pursuant to a license agreement between the Trust and Republic dated October 6, 1994, the Trust may continue to use in its name "Republic" only if Republic does not request that the Trust change its name to eliminate all reference to "Republic" upon the expiration or earlier termination of any investment advisory agreement between the Trust and Republic.

THE DISTRIBUTOR AND SPONSOR
  BISYS, whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to each Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

  Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Funds monthly for costs and expenses incurred by the Distributor in connection with the distribution of Investor Shares and Class B Shares of each of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Investor Shares and Class B Shares of the Funds and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from each Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Investor Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of each Fund's average daily net assets as presented by Class B Shares outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of each Fund's average daily net assets represented by Class B Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

  Any payment by the Distributor or reimbursement of the Distributor from the Funds made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

ADMINISTRATIVE SERVICES PLAN
  The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services.

ADMINISTRATOR
  Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Funds, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust and the Funds. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. For these services and facilities, BISYS receives from the Funds fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of a Fund's average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion.

TRANSFER AGENT
  The Trust has entered into Transfer Agency Agreements with Investors Bank & Trust Company ("IBT") and BISYS, pursuant to which IBT acts as transfer agent for the Funds with respect to the Investor Shares and Adviser Shares and BISYS acts as transfer agent for the Funds with respect to the Class B Shares (the "Transfer Agents"). The Transfer Agents maintain an account for each shareholder of the Funds (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Funds.

CUSTODIAN
  Pursuant to a Custodian Agreement, Republic also acts as the custodian of each Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Funds. Securities held for the Funds may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for the Funds. For its services, Republic receives such compensation as may from time to time be agreed upon by it and the Trust.

SHAREHOLDER SERVICING AGENTS
  The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including Republic, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Investor Shares, Class B Shares and Adviser Shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to each Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of each Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Investor Shares and Class B Shares, each Shareholder Servicing Agent receives a fee from each Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. The aggregate fees paid to the Distributor pursuant to the Class B Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of each Fund's average daily net assets represented by Class B Shares outstanding during the period for which payment is being made. Fees are not currently paid under the terms of the Administrative Services Plan with respect to Adviser Shares.

  The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds with respect to those accounts.

  The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the Funds. The Trust engages banks as Shareholder Servicing Agents on behalf of the Funds only to perform administrative and shareholder servicing functions as described above. The Trust believes that the Glass-Steagall Act should not preclude a bank from acting as a Shareholder Servicing Agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

OTHER EXPENSES
  The Fund bears all costs of its operations other than expenses specifically assumed by the Distributor or the Adviser. See "Management of the Trust -- Expenses and Expense Limits" in the Statements of Additional Information. Expenses attributable to a particular class of shares shall be allocated to that class of shares only. Investor Share expenses and Class B Share expenses must include payments made pursuant to their respective Distribution Plan and Shareholder Servicing Agent fees paid pursuant to the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly attributable to a Fund are charged to the Fund; other expenses are allocated proportionately among all the series in the Trust in relation to the net assets of each series. For the most recent fiscal year, the operating expenses of the Investor Shares of the U.S. Government Money Market Fund and the New York Tax-Free Money Market Fund equaled on an annual basis 0.59% and 0.60%, respectively, of each Fund's average daily net assets attributable to Investor Shares, and 0.33% and 0.35% respectively, of each Fund's average daily net assets attributable to Adviser Shares.

                              CLASSES OF SHARES

  The Trust currently offers three classes of shares of the Funds, the Investor Shares, Class B Shares and Adviser Shares, pursuant to this prospectus. Investor Shares, Class B Shares and Adviser Shares may have different class expenses, which may affect performance. Additionally, Adviser Shares are only being offered to customers of Shareholder Servicing Agents, while Investor Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. At present, the only Shareholder Servicing Agents for Adviser Shares of the Funds are Republic and its affiliates. Class B Shares are not being sold but are only offered as an exchange option for Class B shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares for Class B Shares of the Money Market Funds.

  The Investor Shares and Class B Shares each have exclusive voting rights with respect to their respective Distribution Plan and the Shareholder Servicing Agent fees paid pursuant to the Administrative Services Plan.

                       DETERMINATION OF NET ASSET VALUE

  The net asset value for a particular share in a Fund is determined on each day on which the New York Stock Exchange and/or the Fed Funds are open for trading ("Fund Business Day"). This determination is made once during each such day as of 12:00 noon, New York time, by dividing the value of a Fund's net assets allocable to a class of share (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of that class outstanding at the time the determination is made. It is anticipated that the net asset value of each Investor Share, Class B Share and Adviser Share will remain constant at $1.00 (although no assurance can be given that it will be so constant on a continuing basis) and specific investment policies and procedures, including the use of the amortized cost valuation method, are being employed to accomplish this result. Income earned on each Fund's investments is accrued daily and the Net Income, as defined under "Dividends and Distributions" on page 30, is declared each Fund Business Day as a dividend.

                              PURCHASE OF SHARES

  Investor Shares and Adviser Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). Such shares may be purchased without a front-end sales load at their net asset value next determined after an order is transmitted to and accepted by the Distributor or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Distributor, Class B Shares of the Funds are not offered for sale but are only offered as an exchange option for Class B shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares for Class B Shares of the Funds. Although Class B Shares of the Funds are not subject to a sales charge when a shareholder exchanges Class B shares of another Trust portfolio for Class B Shares of the Funds, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares" below. Purchases of Investor Shares and Adviser Shares are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. It is anticipated that the net asset value of $1.00 per share of a Fund will remain constant, and although no assurance can be given that it will be so constant on a continuing basis, specific investment policies and procedures are being employed to accomplish this result. The Trust intends the Funds to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

  While there is no sales load on purchases of Investor Shares, the Distributor may receive fees from the Funds. See "Management of the Trust -- The Distributor and Sponsor." Other funds which have investment objectives similar to those of the Funds but which do not pay some or all of such fees from their assets may offer a higher yield.

  All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

  An investor may purchase Investor Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Adviser Shares by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

  Exchange Privilege. By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies: Republic U.S. Government Money Market Fund, Republic Bond Fund, Republic Overseas Equity Fund, Republic Opportunity Fund, Republic New York Tax-Free Bond Fund, Republic New York Tax-Free Money Market Fund, Republic Equity Fund, and such other Republic Funds or other registered investment companies for which Republic serves as investment adviser as Republic may determine (the "Republic Funds"). Class B Shares and Adviser Shares may be exchanged for shares of the same class of one or more of the Republic Funds at net asset value without a front-end sales charge. Exchanges of Money Market Fund Investor Shares for Investor shares of one or more Republic Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Investor Shares of the Money Market Funds who are shareholders as of December 31, 1997 will be grandfathered with respect to the Republic Funds and will be exempt from having to pay a sales charge on any new purchases of Investor Shares of these Funds. An exchange of Class B Shares will not affect the holding period of the Class B Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other Republic Fund.

  The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

DIRECTLY THROUGH THE DISTRIBUTOR
  For each shareholder who purchases Investor Shares directly through the Distributor, the Trust, as the shareholder's agent, establishes an open account to which all Investor Shares purchased are credited together with any dividends and capital gains distributions which are paid in additional Investor Shares. See "Dividends and Distributions." The minimum initial investment is $1,000, except that the minimum initial investment for an Individual Retirement Account is $250. The minimum subsequent investment is $100. Initial and subsequent purchases of Investor Shares may be made by writing a check (in U.S. dollars) payable to The Republic Funds -- U.S. Government Money Market Fund or The Republic Funds -- New York Tax-Free Money Market Fund and mailing it to:

    The Republic Funds
    c/o Investors Bank & Trust Company
    200 Clarendon Street
    P.O. Box 9130
    Boston, Massachusetts 02117

  In the case of an initial purchase, the check must be accompanied by a completed Purchase Application. Class B Shares of the Funds are not offered for sale but are only offered as an exchange option for Class B shareholders of the Trust's other investment portfolios.

  In the case of subsequent purchases, a shareholder may transmit purchase payments by wire directly to the custodian bank of the Funds at the following address:

    Investors Bank & Trust Company
    Boston, Massachusetts
    Attn: Transfer Agent
    ABA # 011001438
    Acct. #5999-99451

    For further credit to the Republic Funds (U.S. Government Money Market Fund or New York Tax-Free Money Market Fund, Investor, account name, account #)

  The wire order must specify the Fund, the account name, number, confirmation number, address, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order.

  Automatic Investment Plan. The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in a Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in a Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from IBT at the telephone number listed on the back cover.

  For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER
  Investor Shares of each Fund are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Adviser Shares of each Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from each Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

  Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to a Fund's custodian bank by following the procedures described above.

  For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

         CONTINGENT DEFERRED SALES CHARGE ("CDSC") -- CLASS B SHARES

CLASS B SHARES
  There is no sales charge imposed upon an exchange for Class B Shares of the Funds, but investors may be subject to a CDSC when Class B Shares are redeemed.

  When Class B shares of those Republic Funds that are income funds (currently, the Republic Bond Fund and Republic New York Tax-Free Bond Fund (the "Income Funds")) are exchanged for Class B Shares of one or more of the Money Market Funds and those Shares are redeemed less than 3 years after the original purchase of the Class B shares of the Income Funds, those Shares of the Money Market Funds will be subject to a declining CDSC. The CDSC levied upon redemptions of such Class B Shares will be as follows:

                                                      CDSC AS PERCENTAGE OF
                                                        THE LESSER OF NET
                                                        ASSET VALUE AT THE
   HOLDING PERIOD                                        TIME OF PURCHASE
SINCE PURCHASE DATE                                       OR REDEMPTION
-------------------                                      ---------------
1 year or less                                                3.00%
More than 1 year up to 2 years                                2.00%
More than 2 years up to 3 years                               1.00%
More than 3 years                                              none

  When Class B shares of those Republic Funds that are equity funds (currently, the Republic Equity Fund, Republic Overseas Equity Fund and Republic Opportunity Fund (the "Equity Funds")) are exchanged for Class B Shares of one or more of the Money Market Funds and those Shares are redeemed less than 4 years after the original purchase of the Class B shares of the Equity Funds, those Shares of the Money Market Funds will be subject to a declining CDSC. The CDSC levied upon redemptions of such Class B Shares will be as follows:

                                                      CDSC AS PERCENTAGE OF
                                                        THE LESSER OF NET
                                                        ASSET VALUE AT THE
   HOLDING PERIOD                                        TIME OF PURCHASE
SINCE PURCHASE DATE                                       OR REDEMPTION
-------------------                                      ---------------
1 year or less                                                4.00%
More than 1 year up to 2 years                                3.00%
More than 2 years up to 3 years                               2.00%
More than 3 years up to 4 years                               1.00%
More than 4 years                                              none

  The CDSC will be based on the lesser of the net asset value at the time of original purchase of the Class B shares of the Income Fund(s) and/or the Equity Fund(s) which were exchanged for the Money Market Fund Class B Shares now being redeemed or the net asset value of such Money Market Fund Class B Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

  Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Income Fund or Equity Fund Class B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Class B Shares held for more than three years that were exchanged from Income Fund Class B shares, Class B Shares held more than four years for Class B Shares that were exchanged from Equity Fund Class B shares or Class B Shares acquired pursuant to reinvestment of dividends or distributions.

  For example, assume an investor purchased 100 Class B Shares of an Equity Fund with a net asset value of $8 per share (i.e., at an aggregate net asset value of $800) and in the eleventh month after purchase, the net asset value per share is $10 and, during such time, the investor has acquired five additional Class B shares of the Equity Fund through dividend reinvestment. If at such time the investor exchanges all of his Equity Fund Class B shares for Class B Shares of one of the Money Market Funds, the investor will have 1,050 Class B Shares (assuming a net asset value of $1.00 per share for the Money Market Fund). Assume twelve months later the investor acquires 50 additional Class B Shares of the Money Market Fund through dividend reinvestments. If at such time the investor makes his first redemption of 500 Money Market Fund Class B Shares (producing proceeds of $500), 100 of such Shares would not be subject to the charge because they were acquired through dividend reinvestment. With respect to the remaining 400 Class B Shares being redeemed, the CDSC would be applied only to 320 Class B Shares (representing the original cost of $8 per share for the Equity Fund) and not to the remaining 80 Class B Shares (representing the increase in net asset value of $2 per share for the Equity Fund).

  The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

EXCHANGE PRIVILEGE
  The exchange privilege enables shareholders of Class B Shares of the Funds (including Shares acquired through reinvestment of dividends and distributions on such Shares) to exchange those Shares at net asset value without any front-end sales charge for Class B shares offered by any of the Republic Funds, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of a Fund's Class B Shares may not exchange their Shares for shares of any other class. An exchange of Class B Shares will not affect the holding period of the Class B Shares for purposes of determining the CDSC, if any, upon redemption which shall be determined in accordance with the schedule applicable to the Class B shares originally purchased.

  An exchange is considered a sale of Shares and may result in a capital gain or loss for federal income tax purposes.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 888-525-5757, by contacting his or her broker-dealer or by providing written instructions to the Distributor.

CONVERSION FEATURE
  Five years after the original purchase of Income Fund Class B shares which have been exchanged for Class B Shares of the Money Market Funds and six years after the original purchase of Equity Fund Class B shares which have been exchanged for Class B Shares of the Money Market Funds, Class B Shares of the Money Market Funds will convert automatically to Investor Shares. The purpose of the conversion is to relieve a holder of Class B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Class B Shares to Investor Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Investor Shares as he or she had of Class B Shares. For Class B Shares that were exchanged from Income Fund Class B shares, the conversion occurs five years after the beginning of the calendar month in which the Income Fund Class B shares were purchased. For Class B shares that were exchanged from Equity Fund Class B shares, the conversion occurs six years after the beginning of the calendar month in which the Equity Fund Class B shares were purchased. As a result of the conversion, the converted Shares are relieved of the Rule 12b-1 fees borne by Class B Shares, although they are subject to the Rule 12b-1 fees borne by Investor Shares.

                               RETIREMENT PLANS

  Investor Shares of the U.S. Government Money Market Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes freguently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS
  Investor Shares of the U.S. Government Money Market Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming IBT as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS
  Investors who are self-employed may purchase shares of the U.S. Government Money Market Fund for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(k) PLAN, 403(b) PLAN
  The U.S. Government Money Market Fund may be used as a vehicle for certain deferred compensation plans provided for by Section 457 of the Internal Revenue Code of 1986, as amended, (the "Code") with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Fund may also be used as a vehicle for both 401(k) plans and 403(b) plans.

                             REDEMPTION OF SHARES

  A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Investor Shares and Adviser Shares may be redeemed without charge while Class B Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

  The proceeds of a redemption are normally paid from a Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

  Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

SYSTEMATIC WITHDRAWAL PLAN
  Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR
  Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Investor Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

  An investor may redeem Investor Shares in any amount by written request mailed to the Transfer Agent at the following address:

    The Republic Funds
    c/o Investors Bank & Trust Company
    200 Clarendon Street
    P.O. Box 9130
    Boston, Massachusetts 02117

  Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks in payment for the purchase of the Investor Shares to be redeemed have been cleared, which may take up to 15 days or more. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

  Redemption by Wire or Telephone. An investor may redeem Investor Shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

  Check Redemption Service. Shareholders may redeem Investor Shares by means of a Check Redemption Service. If Investor Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Investor Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

  Investor Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Investor Shares of a Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

  If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of each Fund account is changing on a daily basis, the total value of a Fund account cannot be determined in advance and a Fund account cannot be closed or entirely redeemed by check.

                         DIVIDENDS AND DISTRIBUTIONS

  The net income of a Fund, as defined below, is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, New York time. All the net income of the Fund so determined is declared in shares of the Fund as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

  For this purpose, the net income of each Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less
(ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in a Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for a Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

  Since the net income of a Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of a Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

  It is expected that each Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of a Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund Shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per Share is expected to be maintained at a constant $1.00.

                                 TAX MATTERS

  This discussion is intended for general information only. An investor should consult with his or her own tax advisor as to the tax consequences of an investment in the Funds including the status of distributions from the New York Tax-Free Money Market Fund under applicable state or local law and the possible applicability of a federal alternative minimum tax to a portion of the distributions of this Fund.

FEDERAL INCOME TAXES
  Each year, the Trust intends to qualify the Funds and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Code. To so qualify, the Funds must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and net realized capital gains of the Funds are distributed to shareholders in accordance with the timing requirements imposed by the Code, generally no federal (or, in the case of the New York Tax-Free Money Market Fund, New York State and New York City) income or excise taxes will be paid by the Funds on amounts so distributed.

  U.S. Government Money Market Fund. After the end of each calendar year, each shareholder receives information for tax purposes on the dividends and any realized net capital gains distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as capital gains, and the amount of dividends eligible for the dividends-received deduction for corporations. However, since no portion of the U.S. Government Money Market Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to qualify for the dividends-received deduction for corporations.

  The Trust may be required to withhold federal income tax at the rate of 31% from all taxable distributions payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

  New York Tax-Free Money Market Fund. After the end of each calendar year, each shareholder receives a statement setting forth the federal, New York State and New York City personal income tax status of all dividends and capital gains distributions, if any, made during that calendar year.

  In accordance with the New York Tax-Free Money Market Fund's investment objective, it is expected that most of the Fund's net income will be attributable to interest from Municipal Obligations and, as a result, most of the dividends to Fund shareholders will be designated by the Trust as "exempt-interest dividends" under the Code, which may be treated as items of interest excludible from a shareholder's gross income. Since the preservation of capital and liquidity are important aspects of the Fund's investment objective, the Trust may from time to time invest a portion of the Fund's assets in short-term obligations the interest on which is not exempt from federal income taxes. Moreover, dividends attributable to interest on certain Municipal Obligations which may be purchased for the Fund may be treated as a tax preference item for shareholders potentially subject to an alternative minimum tax and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions.

  The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the New York Tax-Free Money Market Fund is not deductible. Further, exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Finally, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of the Fund.

STATE AND LOCAL TAXES
    U.S. Government Money Market Fund. Distributions which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes in certain states. In other states, arguments can be made on the basis of a U.S. Supreme Court decision to the effect that such distributions should be exempt from state and local taxes. Shareholders of the U.S. Government Money Market Fund are advised of the proportion of its distributions which consists of such interest.

  New York Tax-Free Money Market Fund. The exemption for federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from the gross income of a New York individual resident shareholder for New York State and New York City personal income tax purposes.

  DIVIDENDS FROM THE NEW YORK TAX-FREE MONEY MARKET FUND ARE NOT EXCLUDED IN DETERMINING NEW YORK STATE OR NEW YORK CITY FRANCHISE TAXES ON CORPORATIONS AND FINANCIAL INSTITUTIONS.

  Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal and, in the case of the New York Tax-Free Money Market Fund, New York State and New York City income tax purposes whether received in cash or reinvested in additional Shares of the Funds.

  Shareholders must treat dividends, other than capital gain dividends, as ordinary income. Distributions of net capital gain (other than short-term capital gain) whether received in cash or reinvested in Fund Shares, will be taxable to shareholders at the applicable capital gains rate (generally a maximum rate of 20% or 28% depending upon the Fund's holding period in the assets sold) regardless of how long a shareholder has held Fund Shares. Certain dividends declared in October, November or December of a calendar year to shareholders of record on a date in such month are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year.

  The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Funds) qualifies as a "regulated investment company" for purposes of Massachusetts law.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Investor Shares, Class B Shares and Adviser Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has seven series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, each Money Market Fund is divided into three classes of shares.

  Each share of each class of the Funds represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

  Shareholders of the Funds have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

  The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                           PERFORMANCE INFORMATION

  From time to time the Trust may provide annualized "yield" and "effective yield" quotations for the U.S. Government Money Market Fund and annualized "yield," "effective yield," and "tax equivalent yield" quotations for the New York Tax-Free Money Market Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in any such advertisement or communication). This income is then "annualized". That is, the amount of income generated by the investment during that seven day period is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. With respect to the New York Tax-Free Money Market Fund, the "tax equivalent yield" refers to the yield that a fully taxable money market fund would have to generate, given a stated aggregate state and local income tax rate, in order to produce an after-tax yield equivalent to that of the Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, all or a significant portion of which is exempt from federal, New York State and New York City personal income taxes, with yields of funds which are not so tax exempt.

  Since these yield, effective yield and tax equivalent yield quotations are based on historical earnings and since a Fund's yield, effective yield and tax equivalent yield fluctuate from day to day, these quotations should not be considered as an indication or representation of a Fund's yield, effective yield or tax equivalent yield, if applicable, in the future. Any performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such an advertisement or communication, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), IBC/Donoghue's Money Fund Report and other industry publications.

  Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

  A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Funds, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

  The yield and effective yield of the U.S. Government Money Market Fund and the yield, effective yield and tax equivalent yield of the New York Tax-Free Money Market Fund are not fixed or guaranteed, and an investment in the Funds is not insured. The Trust's Statements of Additional Information with respect to the Funds include more detailed information concerning the calculation of yield, effective yield and tax equivalent yield, if applicable, quotations for the Funds.

SHAREHOLDER INQUIRIES
  All shareholder inquiries should be directed to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

  GENERAL AND ACCOUNT INFORMATION                 (888) 525-5757 (TOLL FREE)

                             --------------------

  The Trust's Statement of Additional Information, dated February 1, 1998, with respect to each Fund contains more detailed information about the Fund, including information related to (i) the Fund's investment restrictions, (ii) the Trustees and officers of the Trust and the Adviser and Sponsor of the Fund, (iii) portfolio transactios, (iv) the Fund's Shares, including rights and liabilities of shareholders, and (v) additional yield information, including the method used to calculate the annualized yield, effective yield and tax equivalent yield, if applicable, of the Fund.

                                                                    APPENDIX A

                     DESCRIPTION OF MUNICIPAL OBLIGATIONS

  There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs").

  TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period.

  BANs are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from notes or bonds to be issued concurrently or at a later date. BANs are issued by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

  Municipal bonds are debt obligations of states, cities, counties, municipalities and municipal agencies and authorities (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

  The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

  In addition, certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant and store facilities, and environmental and pollution control facilities. Interest on the IDBs is generally exempt, with certain exceptions, from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. In the case of many IDBs, there is no established secondary market for their purchase or sale and therefore they may not be readily marketable. However, the IDBs or the participation interests in IDBs purchased by the Fund will have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions which may be exercised by the Fund. In some cases, these demand features may not be exercisable in the event of a default on the underlying IDB. (See "Investment Objective, Policies and Restrictions -- Variable Rate Instruments and Participation Interests" in the Statement of Additional Information.)

                           DESCRIPTION OF RATINGS*
  The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

----------
*As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                     TWO HIGHEST LONG-TERM DEBT RATINGS:
  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Note: Those bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa 1.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
              TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:
  Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as "VMIG" or, if the demand feature is not rated, as "NR". Short-term ratings on issues with demand features are differentiated by the use of the "VMIG" symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. Symbols used are as follows:

  MIG 1/VMIG 1 -- Notes bearing this designation are of the best quality, with strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2/VMIG 2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                    TWO HIGHEST COMMERCIAL PAPER RATINGS:
  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior short-term debt obligations not having an original maturity in excess of one year.

  Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries;
(2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
                     TWO HIGHEST LONG-TERM DEBT RATINGS:
  AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

                DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
              TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:
  A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

  -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

    SP-1 -- Very strong or strong capacity to pay principal and interest.
            Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

    SP-2 -- Satisfactory capacity to pay principal and interest.

                DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
                    TWO HIGHEST COMMERCIAL PAPER RATINGS:
  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

  A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

  A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

  A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         DESCRIPTION OF STANDARD & POOR'S CORPORATION'S DUAL RATINGS:
  Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For demand notes, the note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

                DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                          TWO HIGHEST BOND RATINGS:
  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

  Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

                DESCRIPTION OF FITCH INVESTORS SERVICE, INC'S
             THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:
  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

  F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                   THREE HIGHEST COMMERCIAL PAPER RATINGS:
  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

  F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

  F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                                                                    APPENDIX B
                       TAXABLE EQUIVALENT YIELD TABLES

    The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case based upon the applicable 1997 rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns. For cases in which two or more state (or city) brackets fall within a federal bracket, the highest state (or city) bracket is combined with the federal bracket. The combined income tax brackets shown reflect the fact that state and city income taxes are currently deductible as an itemized deduction for federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables).

                       FEDERAL AND NEW YORK STATE TABLE
-----------------------------------------------------------------------------------------------------------------------------------
             TAXABLE INCOME*                                                          TAX-EXEMPT YIELD
--------------------------------------------  INCOME      -------------------------------------------------------------------------
       SINGLE                 JOINT             TAX        3.00%    3.50%    4.00%    4.50%    5.00%    5.50%     6.00%     6.50%
       RETURN                RETURN          BRACKET**                            EQUIVALENT TAXABLE YIELD
---------------------  -------------------  ------------  -------------------------------------------------------------------------
   $      0-$ 24,650    $      0-$ 41,200     20.82%      3.79%    4.42%    5.05%    5.68%    6.31%     6.95%     7.58%     8.21%
   $ 24,651-$ 59,750    $ 41,201-$ 99,600     32.93%      4.47%    5.22%    5.96%    6.71%    7.45%     8.20%     8.95%     9.69%
   $ 59,751-$124,650    $ 99,601-$151,750     35.73%      4.67%    5.45%    6.22%    7.00%    7.78%     8.56%     9.33%    10.11%
   $124,651-$271,050    $151,751-$271,050     40.38%      5.03%    5.87%    6.71%    7.55%    8.39%     9.23%    10.06%    10.90%
       Over $271,050        Over $271,050     43.74%      5.33%    6.22%    7.11%    8.00%    8.89%     9.78%    10.66%    11.55%

----------
 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.
** Effective combined federal and state tax bracket. This table does not take into account: (i) any taxes other than the regular federal income tax and the regular New York State personal income tax; or (ii) the New York State tax table benefit recapture tax. Also, it is assumed that: (i) there are no federal or New York State minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her taxable income for New York State income tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.


               FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE
-----------------------------------------------------------------------------------------------------------------------------------
             TAXABLE INCOME*                                                          TAX-EXEMPT YIELD
--------------------------------------------  INCOME      -------------------------------------------------------------------------
       SINGLE                 JOINT             TAX        3.00%    3.50%    4.00%    4.50%    5.00%    5.50%     6.00%     6.50%
       RETURN                RETURN          BRACKET**                            EQUIVALENT TAXABLE YIELD
---------------------  -------------------  ------------  -------------------------------------------------------------------------
   $  0 $  25,000       $     0-$  45,000     36.09%      4.69%    5.48%    6.26%    7.04%    7.82%     8.61%     9.39%    10.17%
   $ 25,001-$ 59,750    $ 45,001-$ 99,600     36.10%      4.69%    5.48%    6.26%    7.04%    7.82%     8.61%     9.39%    10.17%
   $ 59,751-$124,650    $ 96,601-$151,750     38.80%      4.90%    5.72%    6.54%    7.35%    8.17%     8.99%     9.80%    10.62%
   $124,651-$271,050    $151,751-$271,050     43.24%      5.29%    6.17%    7.05%    7.93%    8.81%     9.69%    10.57%    11.45%
       Over $271,050        Over $271,050     46.43%      5.60%    6.53%    7.47%    8.40%    9.33%    10.27%    11.20%    12.13%
----------

 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.

** Effective combined federal, state and city tax bracket. This table does not take into account: (i) any taxes other than the regular federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax
   (including the temporary tax surcharge and the additional tax); or (ii) the New York State tax table benefit recapture tax.
   Also, it is assumed that: (i) there are no federal, state or city minimum taxes applicable; (ii) a shareholder has no net capital gain; and (iii) a shareholder's taxable income for federal income tax purposes is the same as his or her income for state and city tax purposes. Also, this table does not reflect the fact that, due to factors including the federal phase-out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross income exceed specified thresholds, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate.

     While it is expected that most of the dividends paid to the shareholders of the New York Tax-Free Money Market Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

REPUBLIC
U.S. GOVERNMENT
MONEY MARKET FUND

REPUBLIC
NEW YORK TAX-FREE
MONEY MARKET FUND



INVESTMENT ADVISER AND CUSTODIAN
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

ADMINISTRATOR, DISTRIBUTOR, SPONSOR AND TRANSFER AGENT
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

TRANSFER AGENT
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02117
(800) 782-8183

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

REPUBLIC FAMILY OF FUNDS:
CUSTOMER SERVICE
  Republic National Bank of New York
  452 Fifth Avenue
  New York, NY 10018
  (888) 525-5757
  (212) 525-7833

  FOR NON-REPUBLIC CLIENTS
  Investors Bank & Trust Company
  200 Clarendon Street
  Boston, MA 02117
  (800) 782-8183



RFFRC (2/98)

                                REPUBLIC NEW YORK
                           TAX-FREE MONEY MARKET FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

               General
                 and                         (888) 525-5757 (Toll Free)
          Account Information
--------------------------------------------------------------------------------

             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                              BISYS Fund Services -
                     Administrator, Distributor and Sponsor
                    ("BISYS," "Sponsor" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic New York Tax-Free Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of seven portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into three separate classes, Class A (formerly designated Class C) (the "Investor Shares"), Class B and Class Y (the "Adviser Shares").

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State (the "State") and New York City personal income taxes as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less, including obligations of the State of New York and its political subdivisions, and in participation interests issued by banks or other financial institutions with respect to such obligations. There can be no assurance that the investment objective of the Fund will be achieved.

         Investor Shares and Adviser Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares may be acquired only through an exchange of shares from the corresponding classes of other funds of the Trust.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED FEBRUARY 1, 1998 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

February 1, 1998

                                TABLE OF CONTENTS

                                                                       PAGE

Investment Objective, Policies and Restrictions . . . . . . . . . .
         Variable Rate Instruments and Participation Interests  . .
         "When-Issued" Municipal Obligations  . . . . . . . . . . .
         Stand-by Commitments . . . . . . . . . . . . . . . . . . .
         Taxable Securities . . . . . . . . . . . . . . . . . . . .
         Repurchase Agreements  . . . . . . . . . . . . . . . . . .
         Portfolio Transactions . . . . . . . . . . . . . . . . . .
         Special Factors Affecting New York . . . . . . . . . . . .
         Investment Restrictions  . . . . . . . . . . . . . . . . .
         Non-Fundamental Restrictions   . . . . . . . . . . . . . .
         Percentage and Rating Restrictions . . . . . . . . . . . .

Performance Information . . . . . . . . . . . . . . . . . . . . . .

Management of the Trust . . . . . . . . . . . . . . . . . . . . . .
         Trustees and Officers  . . . . . . . . . . . . . . . . . .
         Compensation Table . . . . . . . . . . . . . . . . . . . .
         Investment Adviser . . . . . . . . . . . . . . . . . . . .
         Administrator  . . . . . . . . . . . . . . . . . . . . . .
         Distribution Plans - Investor Shares and
           Class B Shares only  . . . . . . . . . . . . . . . . . .
         Administrative Services Plan . . . . . . . . . . . . . . .
         Shareholder Servicing Agents . . . . . . . . . . . . . . .
         Transfer Agent and Custodian . . . . . . . . . . . . . . .
         Expenses . . . . . . . . . . . . . . . . . . . . . . . . .

Determination of Net Asset Value  . . . . . . . . . . . . . . . . .

Taxation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Federal Income Tax . . . . . . . . . . . . . . . . . . . .
         Alternative Minimum Tax  . . . . . . . . . . . . . . . . .
         Special Tax Considerations . . . . . . . . . . . . . . . .

Other Information . . . . . . . . . . . . . . . . . . . . . . . . .
         Capitalization . . . . . . . . . . . . . . . . . . . . . .
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . .
         Independent Auditors . . . . . . . . . . . . . . . . . . .
         Counsel  . . . . . . . . . . . . . . . . . . . . . . . . .
         Registration Statement . . . . . . . . . . . . . . . . . .
         Financial Statements . . . . . . . . . . . . . . . . . . .

Appendix - Additional Information Concerning New York
      Municipal Obligations . . . . . . . . . . . . . . . . . . . .     A-1

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated February 1, 1998, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

         As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies.

         VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS. The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments. The Trust decides which variable rate instruments it will purchase on behalf of the Fund in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution is necessary. Each unrated variable rate instrument is evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Trust either will sell it in the market or exercise the liquidity feature described below.

         Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. The bank to which a participation interest may be "put" for the Fund, as well as the bank which issues an irrevocable letter of credit or guarantee, may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest. The Trust intends to exercise the liquidity feature on behalf of the Fund only (1) upon a default under terms of the bond documents,
(2) as needed to provide liquidity to the Fund in order to make redemptions of Fund Shares, or (3) to maintain a high quality investment portfolio. Issuers of participation interests retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Trust attempts to have the issuer of the participation interest bear the cost of the insurance, although the Trust retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held for the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Adviser may subscribe.

         While the value of the underlying variable rate instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

         "WHEN-ISSUED" MUNICIPAL OBLIGATIONS. Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

         STAND-BY COMMITMENTS. The amount payable to the Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying Municipal Obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of the Fund.

         TAXABLE SECURITIES. Although the Trust attempts to invest 100% of the Fund's net assets in Municipal Obligations, the Trust may invest up to 20% of the Fund's net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Trust may temporarily invest more than 20% of the Fund's assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), A-1+, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch Investors Service, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to Municipal Obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

         REPURCHASE AGREEMENTS. The Trust may invest the Fund's assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Trust or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

         PORTFOLIO TRANSACTIONS. Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions or concessions. Under the 1940 Act, persons affiliated with the Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or the size of the position obtainable.

         SPECIAL FACTORS AFFECTING NEW YORK STATE. The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         On October 9, 1997, Standard & Poor's gave New York City's outstanding general obligation bonds a rating of A.

         For further information concerning New York Municipal Obligations, see the Appendix to this Statement of Additional Information. The summary set forth above and in the Appendix is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

         INVESTMENT RESTRICTIONS. The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

                  (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

                  (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

                  (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

                  (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

                  (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

                  (8) write, purchase or sell any put or call option or any combination thereof;

                  (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

                  (10) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         NON-FUNDAMENTAL RESTRICTIONS. The Trust on behalf of the Fund does not, as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value), (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company, (vi) invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days, (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, or
(ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval.

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in the Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less.

         Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Trust on behalf of the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION

         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any "effective yield" quotation of the Fund so used is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. For the 7-day period ended October 31, 1997, the yield of the Fund was 3.11% for Investor Shares and 3.33% for Adviser Shares. For the 7-day period ended October 31, 1997, the effective yield of the Fund was 3.16% for Investor Shares and 3.38% for Adviser Shares. Class B shares were not offered prior to February 1, 1998.

         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt. For the 7-day period ended October 31, 1997, the tax equivalent yield of the Fund (assuming a 39.6% tax rate) was 5.15% for Investor Shares and 5.51% for Adviser Shares. For the 7-day period ended October 31, 1997, the tax equivalent effective yield of the Fund (assuming a 39.6% tax rate) was 5.23% for Investor Shares and 5.60% for Adviser Shares. Class B shares were not offered prior to February 1, 1998.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. The total return of the Investor Shares of the Fund for the one-year period ended October 31, 1997 was 3.01%, and the average annual total rate of return of the Investor Shares of the Fund for the period from November 17, 1994 (commencement of operations) to October 31, 1997 was 3.16%. The total rate of return for Adviser Shares of the Fund for the one-year period ended October 31, 1997 was 3.27% and the average annual total rate of return of the Adviser Shares for the period from July 1, 1996 (commencement of operations) to October 31, 1997 was 3.28%. Class B Shares were not offered prior to February 1, 1998.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. Assuming a 39.6% tax rate, the tax equivalent total rate of return of the Investor Shares of the Fund for the one-year period ended October 31, 1997 was 4.98%, and the tax equivalent average annual total rate of return of the Investor Shares of the Fund for the period from November 17, 1994 (commencement of operations) to October 31, 1997 was 5.23%. Assuming a 39.6% tax rate, the tax equivalent total rate of return of the Adviser Shares of the Fund for the one-year period ended October 31, 1997 was 5.41% and the tax equivalent average annual total rate of return of the Adviser Shares for the period from July 1, 1996 (commencement of operations) to October 31, 1997 was 5.43%. Class B Shares were not offered prior to February 1, 1998.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW*, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary
         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President
         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President
         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.


ADRIAN WATERS*, Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary
         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

                                                Pension or
                                                Retirement
                                                Benefits               Estimated               Total
                        Aggregate               Accrued as             Annual                  Compensation
Name of                 Compensation            Part of Fund           Benefits Upon           From Fund Complex*
Trustee                 from Trust              Expenses               Retirement              to Trustees
-------                 ------------            ------------           -------------           ------------------
Frederick C. Chen       $2,900                  none                   none                    $8,600

Alan S. Parsow          $2,600                  none                   none                    $7,600

Larry M. Robbins        $2,600                  none                   none                    $7,600

Michael Seely           $2,600                  none                   none                    $7,600

----------
* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and Republic Portfolios.

         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.

         As of January 14, 1998, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank of New York, 10 East 40th Street, New York, New York, 10016 -- 77.07% (Investor Shares); and Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 -- 11.26% (Investor Shares) and 85.34% (Adviser Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be deemed to control the Fund by virtue of such share ownership.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         For the period November 17, 1994 (commencement of operations) to October 31, 1995, investment advisory fees aggregated $77,177, of which the entire amount was waived. For the years ended October 31, 1996 and October 31, 1997, investment advisory fees aggregated $104,179 and $147,161, respectively, of which $32,202 and $101,227, respectively, was waived.

ADMINISTRATOR

         The Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from November 17, 1994 (commencement of operations) to October 31, 1995, the Fund accrued administration fees of $77,177, of which $46,053 was waived by its former administrator. For the year ended October 31, 1996, the Fund accrued administration fees equal to $104,179, of which $34,720 was waived. For the year ended October 31, 1997, the Fund accrued administration fees equal to $98,117, none of which was waived.

DISTRIBUTION PLANS- INVESTOR SHARES AND CLASS B SHARES ONLY

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Investor Shares or Class B Shares may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and the Class B Shares and to reduce each class's per share expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit its respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares or the Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

         The Fund did not incur expenses pursuant to the Distribution Plans during the fiscal period ended October 31, 1997.

ADMINISTRATIVE SERVICES PLAN

          An Administrative Services Plan has been adopted by the Trust with respect to Investor Shares, Class B Shares and Adviser Shares, and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Investor Shares, Class B Shares or Adviser Shares, by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares, Class B Shares or Adviser Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Fund's Investor Shares and Class B Shares, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

TRANSFER AGENT AND CUSTODIAN

         The Board of Trustees of the Trust has approved a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide fund accounting services, transfer agency services with respect to Investor Shares and Adviser Shares, dividend disbursing services and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02117. The Board of Trustees has also approved a Custodian Agreement between the Trust and Republic pursuant to which Republic will provide custodial services to the Trust and the Fund and a Transfer Agency Agreement between the Trust and BISYS pursuant to which BISYS will provide transfer agency services with respect to the Class B Shares of the Fund.

EXPENSES

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Funds.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         As discussed under the caption "Dividends and Distributions" in the Prospectus, the Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                    TAXATION

FEDERAL INCOME TAX

         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.

         Distributions of net capital gains, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%, "28% Gains" arise from sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.

         Distributions by the Fund other than exempt-interest dividends and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

         Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. Gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but not more than 18 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain.

         Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss, to the extent not disallowed, realized on a disposition of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of those dividends, be treated as a long-term capital loss if the shares have been held for six months or less at the time of their disposition.

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings.

         The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.


SPECIAL TAX CONSIDERATIONS

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Funds of the Trust. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.

COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1997 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1997 as filed with the Securities and Exchange Commission. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

                                                         APPENDIX

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated August 15, 1997.

GENERAL

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

ECONOMIC OUTLOOK

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. Since late 1992, the State has added approximately 300,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

         The overall rate of growth of the national economy during calendar year 1997 was forecast to be practically identical to the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1997 was projected to be 3.6 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, was projected to be contained at about 2.6 percent due to improved productivity and foreign competition. Personal income and wages were projected to increase by
6.0 percent and 6.7 percent respectively.

         The forecast of the State's economy showed modest expansion during the first half of calendar 1997. Although industries that export goods and services are expected to continue to do well, growth was expected to be moderated by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State was expected to be up slightly from the 1996 rate. Personal income was expected to record moderate gains in 1997. Bonus payments in the securities industry were expected to increase further from the prior year's record level.

         The forecast for continued slow growth, and any resultant impact on the State's 1997-98 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investment could also remain robust. Conversely, hints of accelerating inflation or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

STATE FINANCIAL PLAN

         The State Constitution requires the Governor to submit to the Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year, which commenced on April 1, 1997, and ends on March 31, 1998, is referred to herein as the State's 1997-98 fiscal year.

         The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for all State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997, and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The State Financial Plan will be updated in October and January.

         The adopted 1997-98 budget projects an increase in General Fund disbursements of 5.2 percent over 1996-97. State Funds (excluding federal grants) disbursements are projected to increase by 5.4 percent from the prior fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the prior fiscal year.

         The 1997-98 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

         Resources used to fund these additional expenditures include incresed revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources. The total amount of non-recurring resources included in the 1997-98 State budget is projected to be $270 million, or 0.7 percent of total General Fund receipts.

         The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund, and a projected $65 million balance in the Contingency Reserve Fund.

         The projections do not include any subsequent actions that the Governor may also take to exercise his line-item veto (or vetoing any companion legislation) before signing the 1997-98 budget appropriation bills into law. Under the Constitution, the Governor may veto any additions to the Executive Budget within 10 days after the submission of appropriation bills for his approval. If the Governor were to take such action, the resulting impact on the Financial Plan would be positive.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the Annual Information Statement, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1997-98 budget.

         GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

         General Fund Receipts

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1997-98 fiscal year, the General Fund is expected to account for approximately 48 percent of total governmental-funded disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         The Financial Plan for the 1997-98 fiscal year projects General Fund receipts, including transfers from other funds, of $35.09 billion, an increase of $2.05 billion from the total receipts in the prior fiscal year. This total includes $31.68 billion in tax receipts, $1.48 billion in miscellaneous receipts, and $1.94 billion in transfers from other funds.

         The projected $2 billion increase in receipts exaggerates the underlying year-to-year growth in State tax revenues. This increase is largely the result of actions undertaken by the State to utilize the $1.4 billion 1996-97 budget surplus reported by the Department of the Budget to finance costs in the State's 1997-98 fiscal year. This transaction reduced reported receipts in the 1996-97 fiscal year and increased projected receipts in the State's 1997-98 fiscal year. Conversely, the incremental cost of tax reductions newly effective in 1997-98 and the impact of new earmarking statutes which divert receipts from the General Fund to other funds work to depress apparent growth below the underlying growth in the receipts base attributable to expansion of the State's economy. After adjusting for these actions, tax receipts are projected to grow by approximately 5 percent in 1997-98.

         Personal income tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by approximately $4 billion in the 1997-98 fiscal year, compared to what tax receipts would have been under the pre-1995 rate structure. The maximum rate was reduced from the
7.875 percent in effect between 1989 and 1994 to 6.85 percent for 1997 and thereafter. On a current law basis, 1997 income tax liability is expected to fall slightly, reflecting the tax cut. On a constant law basis, liability growth during taxable year 1997 would be between 6 and 7 percent.

         The projected net collections of personal income tax in the 1997-98 fiscal year of $18.87 billion is over half of all General Fund receipts and an increase of $2.5 billion from reported collections in the State's 1996-97 fiscal year. Virtually all of the projected annual growth in this category, however, is provided by tax refund and refund reserve transactions which affect reported receipt levels in the 1995-96 through 1997-98 fiscal years. Without these transactions between years, income tax receipts in 1997-98 would be virtually flat.

         Receipts in user taxes and fees in the State's 1997-98 fiscal year are expected to total $7 billion, an increase of $204 million from reported 1996-97 results. The sales tax component of this category accounts for all of the projected 1997-98 growth in this category, as receipts from all other sources are projected to decline by $3 million. The yield of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These declines in the 1997-98 fiscal year are projected to be offset by an increase in anticipated motor vehicle fees arising, in large part, from legislative actions that raise additional receipts from this source.

         Total business tax collections in 1997-98 are now projected to be $4.83 billion, $253 million less than received in the prior fiscal year. The year-over-year decline in projected receipts in this category is a function of both statutory changes between the two years -- 1997 is the first "surcharge free" taxable period in this decade -- and a number of essentially one-time transactions that increased receipts in the base year, including unusually large audit receipts under the bank tax. Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter.

         Total receipts from other taxes and miscellaneous receipts in the State's 1997-98 fiscal year are projected at $2.462 billion, nearly $700 million less than in the preceding year. This figure masks the significant increase in estate tax collections during the first four months of the fiscal year, and results largely from the dedication of the proceeds of the real estate transfer tax to meet debt service obligations on the new Clean Water/Clean Air bond act and from the full-year impact of the repeal of the real property gains tax. The reduction also reflects a significant diminution in the amount of non-recurring resources used in the 1997-98 State Financial Plan as compared to 1996-97.

         Additionally, transfers from other funds to the General Fund consisting primarily of tax revenues in excess of debt service requirements (particularly the 1% sales tax used to support payments to the LGAC) are projected to be $1.48 billion, or $58 million more than in the 1996-97 fiscal year. All other transfers are projected to increase by $237 million, primarily reflecting the non-recurring transfer of $200 million for retroactive reimbursement to the state of certain social services claims from the federal government

         General Fund Disbursements

         Disbursements from grants to local governments are projected to total $23.63 billion in the 1997-98 State Financial Plan, an increase of $750 million from 1996-97 levels. This category of the State Financial Plan includes $11.57 billion in aid for elementary, secondary, and higher education. This category of the financial plan is affected by the reclassification of costs formerly budgeted as City University local assistance that are now included in the transfers for debt service category. This has the effect of decreasing disbursements in this category by a projected $262 million, and raising projected transfers by the same amount.

         General Fund disbursements and transfers to capital, debt service and other funds are projected at $34.60 billion, an increase of $1.7 billion (5 percent) from 1996-97 fiscal year levels. Over the last two years, spending growth for most State agencies and programs has been negative or flat, producing an overall decline in General Fund spending during that period. The 1997-98 adopted budget reflects negotiated increases for State employee salaries, increased transfers for debt service, and other mandated increases, as well as increased investments in school aid, higher education, mental health, and public protection.

         Grants to local governments is the largest category of General Fund disbursements, and accounts for approximately 68 percent of overall General Fund spending. Disbursements from this category are projected to total $23.63 billion in the 1997-98 State Financial Plan, an increase of $750 million (3.3 percent) from 1996-97 levels. This includes $11.57 billion in aid for elementary, secondary, and higher education, accounting for 49 cents of every dollar spent in this category. On a school year basis, school aid increases by $750 million, including formula-based elementary and secondary education aid increases of $650 million. This category of the Financial Plan is affected by the reclassification of costs formerly budgeted as City University local assistance that are now included in the transfers for debt service category. This has the effect of decreasing disbursements in this category by a projected $262 million, and raising projected transfers by the same amount.

         General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-97. This slow growth is due primarily to continuation of cost containment measures enacted in 1995-96 and 1996-97, new reforms included in the 1997-98 adopted budget and forecasts for slower underlying growth. Other social service spending is forecast to increase by only $115 million to $3.15 billion in 1997-98. This slow growth stems from continued State efforts to reduce welfare fraud, declining caseloads, and changes produced by federal welfare legislation enacted in 1996.

         Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid is projected at $802 million, an increase of approximately $54 million from 1996-97.

         State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system ("SUNY"), the Legislature, and the court system. Personal service costs account for approximately 71 percent of this category. Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to reach a level of approximately 191,000 persons by the end of the 1997-98 fiscal year. Collective bargaining agreements have been ratified by employee bargaining units representing most State employees subject to such agreements, and the 1997-98 projections reflect salary increases under these agreements. For more information on the State's workforce, see the section entitled "State Organization -- State Government Employment."

         Disbursements for State operations are projected at $6.22 billion, an increase of $441 million or 7.6 percent over the 1996-97 fiscal year. About $200 million of this increase results from approved collective bargaining agreements and the impact of binding arbitration settlements. Other major increases include growth in SUNY operations, increased mental hygiene costs resulting from increased assessments on State-operated programs, public protection agency spending, which is increasing to reflect the impact of sentencing reforms and prison expansion, and higher spending by the Judiciary and Legislature.

         General State charges primarily reflect the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers.

         Disbursements for General State charges are projected to total $2.18 billion in the 1997-98 State Financial Plan virtually unchanged from 1996-97 levels. Pension costs are projected to grow moderately year over year, while most of the projected growth in fixed costs is related to increased payments to localities for State-owned lands. These increases are fully offset by continued savings from health care and worker's compensation reforms, which account for most of the cost containment savings in this area.

         Debt service paid from the General Fund for 1997-98 reflects only the $11 million interest cost of the State's commercial paper program. This is approximately the same level as last year, reflecting projections for stable interest rates for the balance of the fiscal year. Debt service on long-term obligations is paid from Debt Service Funds as described below.

         Finally, in addition to disbursements previously outlined, transfers to other funds from the General Fund are made primarily to finance certain portions of State capital project spending and debt service on long-term bonds, where these costs are not funded from other sources. Transfers to other funds for debt service are projected at $2.07 billion in 1997-98, an increase of $496 million. This reflects the increased debt service impact of prior year bond sales (net of refunding savings), the reclassification of City University debt service costs that had been previously included in grants to local governments, and the inclusion of costs associated with the 1996-97 bonding of previous pension liabilities at lower interest rates. This action has the effect of adding $159 million in costs that would have otherwise been included with general State charges.

         Transfers for capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues and federal grants. These transfers are projected at $184 million for 1997-98, an increase of $46 million. The 1997-98 State Financial Plan also includes $299 million for subsidies or transfers to other State funds, a decrease of $30 million from last year's level.

         Special Revenue Funds

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1997-98, the State Financial Plan projects disbursements of $28.22 billion from these funds, an increase of $2.51 billion over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         Capital Projects Funds

         Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from the Capital Projects Funds in 1997-98 are projected at $3.70 billion, an increase of $154 million over prior-year levels.

         Debt Service Funds

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are estimated at $3.17 billion in the 1997-98 fiscal year, an increase of $641 million from 1996-97. The transfer from the General Fund of $2.07 billion is expected to finance 65 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees, and other miscellaneous receipts. After required impoundment for debt service, $3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.86 billion -- is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47 billion in excess sales taxes is expected to be transferred to the General Funds following payment of projected debt service on LGAC bonds.

PRIOR FISCAL YEARS

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its last five fiscal years, the State recorded balanced budgets on a cash basis, with positive fund balances in each year.

1996-97 Fiscal Year

         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by the Division of the Budget of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

         The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the Tax Stabilization Reserve Fund "TSRF," after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

1995-96 Fiscal Year

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the "TSRF", and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

         The General Fund closing fund balance was $287 million, an increase of $129 million form 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund ("CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

         General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

1994-95 Fiscal Year

         The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

         General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent form the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

THE CITY OF NEW YORK

         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with GAAP.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

         Implementation of the financial plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In order to help the City to avoid exceeding its State Constitutional general debt limit, the state created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

         The staffs of the OSDC, the Control Board and the City Controller issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

OTHER LOCALITIES

         In addition to the City, certain localities have experienced financial problems leading to requests for additional State assistance during the last several state fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997. Twenty-eight municipalities are scheduled to share the more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97 percent increase in General Purpose State Aid.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

         From time to time, federal expenditure reductions could reduce, or in some cases, eliminate, federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1995, aggregate outstanding debt, including refunding bonds, of all State public authorities was $75.4 billion, only a portion of which constitutes state-supported or state-related debt.

         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA has depended and will continue to depend upon federal, state and local government support to operate the transit system because fare revenues are insufficient.

         Since 1980, the State has enacted several taxes (including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is estimated at approximately $1.2 billion.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority, and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and in July 1997 the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of capital programs designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

                                  REPUBLIC U.S.
                          GOVERNMENT MONEY MARKET FUND

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

               General
                 and                         (888) 525-5757(Toll Free)
          Account Information
--------------------------------------------------------------------------------

             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                              BISYS Fund Services -
                     Administrator, Distributor and Sponsor
                      ("BISYS," "Sponsor" or "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic U.S. Government Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end management investment company which currently consists of seven separate portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund are divided into three separate classes, Class A (formerly designated Class C) (the "Investor Shares"), Class B and Class Y (the "Adviser Shares").

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in debt obligations issued or guaranteed by the United States, its agencies or instrumentalities, and commitments to purchase such obligations ("U.S. Government-backed obligations"). The Fund may invest in U.S. Government-backed obligations subject to repurchase agreements with recognized securities dealers and banks. There can be no assurance that the investment objective of the Fund will be achieved.


         Investor Shares and Adviser Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares may be acquired only through an exchange of shares from the corresponding classes of other funds of the Trust.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND DATED FEBRUARY 1, 1998 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

February 1, 1998

                                TABLE OF CONTENTS

                                                                            Page

Investment Objective, Policies and Restrictions..........................
         Portfolio Transactions..........................................
         Investment Restrictions.........................................
         Non-Fundamental Restriction.....................................
         Percentage and Rating Restrictions..............................

Performance Information..................................................

Management Of the Trust..................................................
         Trustees and Officers...........................................
         Compensation Table..............................................
         Investment Adviser..............................................
         Administrator...................................................
         Distribution Plans - Investor Shares and Class B Shares ........
         Administrative Services Plan....................................
         Shareholder Servicing Agents....................................
         Transfer Agent and Custodian....................................
         Expenses........................................................

Determination Of Net Asset Value.........................................

Taxation.................................................................

Other Information........................................................
         Capitalization..................................................
         Voting Rights...................................................
         Independent Auditors............................................
         Counsel.........................................................
         Registration Statement..........................................
         Financial Statements............................................


         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated February 1, 1998, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in U.S. Government-backed obligations which have, or are deemed to have, remaining maturities not exceeding 397 days, and in repurchase agreements collateralized by U.S. Government-backed obligations.

         The investment objective of the Fund and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders.

         PORTFOLIO TRANSACTIONS. Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the Investment Company Act of 1940 (the "1940 Act"), persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund, except that portfolio transactions for the Fund will not be executed through the Sponsor and the Fund will not deal with the Sponsor as agent or principal. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. The policy of the Fund of investing in securities with short maturities will result in high portfolio turnover, generally exceeding 100% per year.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

         INVESTMENT RESTRICTIONS. The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

                  (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

                  (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

                  (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

                  (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

                  (6) concentrate its investments in any particular industry (except for obligations of the U.S. Government and domestic banks), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

                  (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

                  (8) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken at market value);

                  (9) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

                  (10) invest for the purpose of exercising control or management;

                  (11) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11), securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

                  (12) taken together with any investments described in clause
         (15) below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

                  (13) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

                  (14) write, purchase or sell any put or call option or any combination thereof;

                  (15) taken together with any investments described in clause
         (12) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

                  (16) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

                  (17) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.

         NON-FUNDAMENTAL RESTRICTION. The Fund will not as a matter of operating policy:

           (i) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Corporation may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any "effective yield" quotation of the Fund so used is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.


         The annualized yield of the Fund for the seven-day period ended September 30, 1997 was 4.84% for Investor Shares and 5.09% for Adviser Shares. The effective annualized yield of the Fund for such period was 4.96% for Investor Shares and 5.22% for Adviser Shares. Class B Shares were not offered prior to February 1, 1998.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value of the first day of such period, and (b) subtracting 1 from the results. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. The average annual total return of the Investor Shares of the Fund for the one-year period and five-year period ended September 30, 1997 was 4.89% and 4.27%, respectively, and the average annual total rate of return of the Investor Shares of the Fund for the period from May 3, 1990 (commencement of operations) to September 30, 1997 was 4.69%. The total rate of return for Adviser Shares of the Fund for the one-year period ended September 30, 1997 was 5.15% and the average annual total rate of return of the Adviser Shares for the period from July 1, 1996 (commencement of operations) to September 30, 1997 was 4.73%. Class B Shares were not offered prior to February 1, 1998.


         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of future results.

         Investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW*, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary
         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President
         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; Employee of the Bank of New York, 1979 to October 1994.

FRANK M. DEUTCHKI*, Vice President
         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.



ADRIAN WATERS*, Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary
         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.


         Messrs. Martinez, Deutchki and Waters and Mss. Doyle, Brady and
Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.


COMPENSATION TABLE


                                                Pension or
                                                Retirement
                                                Benefits               Estimated               Total
                        Aggregate               Accrued as             Annual                  Compensation
Name of                 Compensation            Part of Fund           Benefits Upon           From Fund Complex*
Trustee                 from Trust              Expenses               Retirement              to Trustees
-------                 ------------            ------------           -------------           ------------------
Frederick C. Chen       $2,900                  none                   none                    $8,600

Alan S. Parsow          $2,600                  none                   none                    $7,600

Larry M. Robbins        $2,600                  none                   none                    $7,600

Michael Seely           $2,600                  none                   none                    $7,600


----------
* The Fund Complex includes the Trust, Republic Advisor Funds Trust, and Republic Portfolios.

         The compensation table above reflects the fees received by the Trustees for the year ended September 30, 1997. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.


         As of January 14, 1998, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank of New York, 10 East 40th Street, New York, New York, 10016 -- 77.78% (Investor Shares); Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 -- 6.37% (Investor Shares) and 63.97% (Adviser Shares); and BHC Securities, Inc. attn. Cash Sweeps Dept., Twelve Hundred, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103-3212 -- 11.58% (Investor Shares). Shareholders who own more than 25% of the outstanding voting securities of the Fund may be deemed to control the Fund by virtue of such share ownership.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.


         The Investment Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         For the year ended September 30, 1995, Republic received investment advisory fees of $110,960 net of fee waivers and reimbursement. For the year ended September 30, 1996, the Fund accrued investment advisory fees of $365,782 to Republic, of which $182,891 was waived. For the year ended September 30, 1997, the Fund accrued investment advisory fees of $734,759 to Republic, of which $367,379 was waived.

ADMINISTRATOR

         The Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.


         For the year ended September 30, 1995, the Fund accrued administration fees of $221,919, of which $104,924 was waived by its former administrator. For the year ended September 30, 1996, the Fund accrued administration fees equal to $365,782, of which $148,783 was waived. For the year ended September 30, 1997, the Fund accrued administration fees equal to $368,176, none of which was waived.


DISTRIBUTION PLANS - INVESTOR SHARES AND CLASS B SHARES ONLY

         Two Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Investor Shares (the "Class A Plan") and the Class B Shares (the "Class B Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Investor Shares or Class B Shares may bear pursuant to the Class A Plan or Class B Plan without approval by shareholders of the Investor Shares or Class B Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan and Class B Plan, the Trustees considered alternative methods to distribute the Investor Shares and Class B Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Investor Shares and Class B Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.


         The Fund did not incur expenses pursuant to the Distribution Plans during the fiscal period ended September 30, 1997.


ADMINISTRATIVE SERVICES PLAN

         An Administrative Services Plan has been adopted by the Trust with respect to the Investor shares, Class B shares and Adviser shares, and continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Investor Shares, Class B Shares or Adviser Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Investor Shares, Class B Shares or Adviser Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

SHAREHOLDER SERVICING AGENTS

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents from assets attributable to the Fund's Investor Shares and Class B Shares, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

TRANSFER AGENT AND CUSTODIAN


         The Board of Trustees of the Trust has also approved a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide fund accounting services, transfer agency services with respect to Investor Shares and Adviser Shares, dividend disbursing services and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 200 Clarendon Street, Boston, Massachusetts 02117. The Board of Trustees has also approved a Custodian Agreement between the Trust and Republic pursuant to which Republic will provide custodial services to the Trust and the Fund and a Transfer Agency Agreement between the Trust and BISYS pursuant to which BISYS will provide transfer agency services with respect to the Class B Shares of the Fund.

EXPENSES

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Investor Shares or Class B Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Funds.


                        DETERMINATION OF NET ASSET VALUE


         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         As discussed under the caption "Dividends and Distributions" in the Prospectus, the Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                    TAXATION


         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) and must meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on that portion of its net investment income and net realized capital gains (the excess of any net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation.


         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations. Distributions of net capital gains, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Gains" arise from sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but not more than 18 months. Gain from the disposition of shares held not more than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


         The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.


         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.


         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS


         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Funds of the Trust. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.

COUNSEL

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

         The Fund's audited financial statements dated September 30, 1997 are hereby incorporated herein by reference from the Annual Report of the Fund dated September 30, 1997 as filed with the Securities and Exchange Commission. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.